Rule 497(e)
                                                       Registration No. 33-75340

                        GUINNESS FLIGHT INVESTMENT FUNDS

                        Supplement Dated January 4, 1999
                                       to
                       Prospectus Dated November 23, 1998

         The following text replaces the footnote on p. 32 of the Prospectus:

*Guinness Flight is contractually obligated to cap the Fund's Total Annual Fund Operating Expenses at 0.75% through December 31, 1999.

         The following text replaces the text under the heading "How to Purchase, Exchange and Sell Shares" on p. 46 of the Prospectus:

The Transfer Agent is open from 8am to 6pm Eastern Time for purchase, redemption and exchange orders. Shares will be purchased, exchanged and redeemed at NAV per share. A Fund's NAV per share is calculated by subtracting the Fund's liabilities from its assets and dividing by the total number of Fund shares outstanding. The transfer agent must receive your request by the close of the New York Stock Exchange to receive the NAV of that day. If your request is received after the close of the New York Stock Exchange, it will be processed the next business day. With respect to the Asia Blue Chip Fund, Asia Small Cap Fund, China & Hong Kong Fund and Mainland China Fund, this cut-off time will be moved to 9:30 am Eastern time beginning on February 15, 1999, meaning that purchase, exchange and redemption orders for these Funds must be received by that time to be processed that day. This cut-off time applies to all investors, regardless of whether you buy shares directly from Guinness Flight or indirectly through a brokerage firm. The phone number you should call for direct account transaction requests is (800) 915-6566.